K&E Draft 3/10/08

FIRST AMENDMENT TO THE

ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT (“Amendment”), dated as of March 11, 2008 with an effective date as of March 10, 2008 (the “Effective Date”), is made to that certain Asset Purchase Agreement, dated February 10, 2008 (the “Agreement”), by MIDWEST RENEWABLE ENERGY, LLC, a Nebraska limited liability company (“Seller”), ETHANEX ENERGY, INC., a Nevada corporation (“Ethanex”), Ethanex Sutherland Land, LLC, a Delaware limited liability company that is wholly owned by Ethanex Sutherland (“RE LLC”), Ethanex Sutherland, LLC, a Delaware limited liability company that is wholly owned by Ethanex (“Ethanex Sutherland”), Ethanex Phase I, LLC, a Delaware limited liability company that is wholly owned by Ethanex Sutherland (“Phase I Buyer”), Ethanex Phase II, LLC, a Delaware limited liability company that is wholly owned by Ethanex Sutherland (“Phase II Buyer”), and Ethanex Phase III, LLC, a Delaware limited liability company that is wholly owned by Ethanex Sutherland (“Phase III Buyer,” and together with Phase I Buyer, Phase II Buyer and RE LLC, “Buyers” or the “Buyer Group”). All capitalized terms used but not defined herein shall have the meanings given such terms in the Agreement.

WHEREAS, the Seller, Ethanex, Ethanex Sutherland and the Buyer Group are parties to the Agreement; and,

WHEREAS, each of the Seller, Ethanex, Ethanex Sutherland and the Buyer Group desire to amendment the Agreement to provide for an extension of a certain termination date.

NOW THEREFORE, in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, in accordance with Section 17 of the Agreement hereby amend the Agreement as follows:

ARTICLE I

AMENDMENT

Section 1.01 Amendment to Section 12(a)(viii). Section 12(a)(viii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

“(viii) at any time after March 5, 2008, by Seller or Ethanex if, by such date, either (i) Ethanex has not received interim financing of at least $1.5 million or (ii) Ethanex has not entered into a legally binding agreement pursuant to which it will have available to it interim financing of at least $1.5 million and all conditions to the funding of such commitment have not been satisfied; provided, that this termination right may not be exercised after March 31, 2008.”

ARTICLE II

MISCELLANEOUS

Section 2.01. Ratification of Other Terms. Except as set forth herein, the Agreement shall remain and continue in full force and effect. It is agreed by the parties that all references to the Agreement from and after the Effective Date made by them in any document or instrument delivered pursuant to or in connection with the Agreement shall be deemed to refer to the Agreement as amended by this Amendment.

Section 3.03. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law of such state.

Section 3.04. Entire Agreement. This Amendment and the Agreement embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings relating to the subject matter.

Section 3.05. Severability. The invalidity or unenforceability of any provision of this Amendment shall not affect the validity or enforceability of any other provision of this Amendment.

Section 3.06. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Amendment may be executed by facsimile signature(s), which shall be deemed to be originals.

[Remainder of Page Intentionally Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date set forth above.

MIDWEST RENEWABLE ENERGY LLC

By:	/s/ James G. Jandrain
Name: James G. Jandrain Title: Chairman of the Board

ETHANEX SUTHERLAND, LLC

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO

ETHANEX PHASE I, LLC

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO

ETHANEX PHASE II, LLC

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO

ETHANEX PHASE III, LLC

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO

ETHANEX SUTHERLAND LAND, LLC

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO

ETHANEX ENERGY, INC.

By:	/s/ Albert W. Knapp
Name: Albert W. Knapp Title: President and CEO